Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1726

                        Select S&P Core Portfolio 2017-1

                        INVESCO UNIT TRUSTS, SERIES 1728

                          All Cap Core Strategy 2017-1

                         Large Cap Core Strategy 2017-1

                         Supplement to the Prospectuses

As a result of a previously announced spinoff, on February 1, 2017, holders of Citrix Systems, Inc. ("CTXS") shares received approximately 0.1718 of a share of LogMeIn, Inc. ("LOGM") common stock for each share of CTXS common stock held as of the close of business on January 20, 2017. Fractional shares of LOGM were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectuses, your Portfolio now holds, and will continue to purchase, shares of both CTXS and LOGM.

Supplement Dated: February 3, 2017